UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PAVMED INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAVMED INC.

360 Madison Avenue, 25th Floor

New York, New York 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 27, 2026

To the Stockholders of PAVmed Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of PAVmed Inc., a Delaware corporation (the “Company”), will be held on March 27, 2026 at 10:00 a.m., Eastern time. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/pavmed/sm2026. Please see the “Questions and Answers” in the accompanying proxy statement for more details.

The Special Meeting is being held for the following purposes:

●	The Stock Issuance Proposal. To approve, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market LLC (“Nasdaq”), (i) the issuance of shares of the Company’s common stock upon conversion of 60,000 shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), sold in a private placement consummated on February 3, 2026 (the “Private Placement”) and underlying the Warrants to Purchase Series D Preferred Stock (the “Warrants”) sold in the Private Placement, and (ii) the issuance of shares of the Company’s common stock pursuant to the Amended and Restated Senior Secured Convertible Note (the “2026 Note”) issued by the Company in connection with the redemption of certain of its preferred stock and the refinancing of certain of its debt on February 3, 2026 (the “Recapitalization”).

●	The Charter Amendment Proposal. To approve an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to permit the removal of any director, with or without cause, by the affirmative vote of the holders of a majority of the Company’s outstanding voting power.

●	The Equity Plan Proposal. To approve to approve an amendment to the Company’s 2014 Long-Term Incentive Equity Plan (the “2014 Plan”) to increase the total number of shares of the Company’s common stock available thereunder by an additional 1,500,000 shares, from 213,517 shares to 1,713,517 shares.

●	The Adjournment Proposal. To approve the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the foregoing proposal.

The Board has set the close of business on February 13, 2026 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Special Meeting (the “record date”). The list of stockholders entitled to vote at the Special Meeting will be available for inspection at the Company’s headquarters at least ten days before the Special Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please submit a proxy electronically by Internet by following the instructions in these proxy materials or complete, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D.
Chairman and Chief Executive Officer

February 24, 2026

New York, New York

Important Notice Regarding the Availability of Proxy Materials for

the Special Meeting of Stockholders to be Held on March 27, 2026:

The Company’s Proxy Statement is available at http://www.cstproxy.com/pavmed/sm2026.

PAVMED INC.
360 Madison Avenue, 25th Floor
New York, New York 10017

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 27, 2026

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the Special Meeting to be held on March 27, 2026, at 10:00 a.m., Eastern time, and any adjournment or postponement thereof. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/pavmed/sm2026. Please see the “Questions and Answers” below for more details.

Capitalized terms used but not defined in this proxy statement have the meanings given to them in the accompanying notice.

This proxy statement and the accompanying proxy card are being mailed or made available to stockholders beginning on or around February 24, 2026 in connection with the solicitation of proxies by the Board.

QUESTIONS & ANSWERS

When and where will the meeting take place?

The Special Meeting will be held on March 27, 2026, at 10:00 a.m., Eastern time, solely over the Internet by means of a live audio webcast. The Company will not conduct the meeting in-person.

Stockholders participating in the Special Meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the Special Meeting, virtual attendees will be able to:

●	vote via the Special Meeting webcast; and

●	submit questions or comments to the Company’s officers during the Special Meeting via the Special Meeting webcast.

Shareholders may submit questions or comments during the meeting through the Special Meeting webcast by typing in the “Submit a question” box.

What proposals are being presented for a stockholder vote at the Special Meeting?

There are four proposals being presented for stockholder vote at the Special Meeting:

●	a proposal to approve, for the purposes of Nasdaq Listing Rule 5635, (i) the issuance of shares of the Company’s common stock upon conversion of 60,000 shares of Series D Preferred Stock sold in the Private Placement on February 3, 2026 and underlying the Warrants sold in the Private Placement, and (ii) the issuance of shares of the Company’s common stock pursuant to the 2026 Note issued by the Company in connection with the Recapitalization on February 3, 2026 (which is sometimes called the “Stock Issuance Proposal” herein);

●	a proposal to approve an amendment to the Certificate of Incorporation to permit the removal of any director, with or without cause, by the affirmative vote of the holders of a majority of the Company’s outstanding voting power (which is sometimes called the “Charter Amendment Proposal” herein); and

●	a proposal to approve an amendment to the 2014 Plan to increase the total number of shares of the Company’s common stock available thereunder by an additional 1,500,000 shares, from 213,517 shares to 1,713,517 shares (which is sometimes called the “Equity Plan Proposal” herein);

●	a proposal to approve the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the foregoing proposals (which is sometimes called the “Adjournment Proposal” herein).

Stockholders will also consider any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Why is the Special Meeting being held?

Pursuant to the obligations undertaken by the Company in connection with the Private Placement, the Company is required to hold a stockholder meeting by April 30, 2026 to obtain approval of the issuance of shares of the Company’s common stock upon conversion of the Series D Preferred Stock (including the Series D Preferred Stock underlying the Warrants) and to obtain approval of the amendment to the Certificate of Incorporation to permit the removal of any director, with or without cause, by the affirmative vote of the holders of a majority of the Company’s outstanding voting power. The Board believes the Private Placement and the Recapitalization, and the ability to issue shares of the Company’s common stock upon conversion in full of the Series D Preferred Stock and the 2026 Note, are in the best interests of the Company and its stockholders, because, among other things, the transactions will allow the Company to simplify its capital structure, by converting a preferred equity instrument with special conversion, redemption and liquidation rights into common equity. The Board concluded that permitting removal of directors without cause, while retaining a classified board, would strike an appropriate balance between the accountability of the Board to stockholders and the stability and independence of the Board in managing the Company. The Board also considered the request by the investors in the Private Placement for the amendment in the context of the Private Placement as whole, taking note of the benefits of the transaction.

The Board also believes that it is essential to the Company’s continued growth to increase the capacity to make equity awards under the 2014 Plan.

For more information, see the discussions under “The Stock Issuance Proposal,” “The Charter Amendment Proposal” and “The Equity Plan Proposal” below.

What are the recommendations of the Board?

The Board recommends that you vote:

●	“FOR” the Stock Issuance Proposal;

●	“FOR” the Charter Amendment Proposal;

●	“FOR” the Equity Plan Proposal; and

●	“FOR” the Adjournment Proposal.

Who is entitled to vote?

The holders of the Company’s common stock and the Company’s Series D Preferred Stock at the close of business on the record date, February 13, 2026, are entitled to vote at the Special Meeting. Holders of the common stock have one vote for each share that they own on such date. Holders of the Series D Preferred Stock have one vote for each share of common stock issuable upon conversion of the Series D Preferred Stock that they own on such date (subject to the beneficial ownership and primary market limitations set forth therein). As of the record date, 1,496,696 shares of common stock were outstanding (inclusive of shares underlying unvested restricted stock awards) and 30,000 shares of Series D Preferred Stock were outstanding (which were convertible into an estimated 922,615 shares of common stock, after taking into account the beneficial ownership limitation set forth therein).

What is the difference between a record holder and a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the “record holder” for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote via the Special Meeting webcast.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of the shares, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares at the Special Meeting unless you obtain a “legal proxy” from the stockholder of record.

How do I submit my vote?

Record Owners. Record holders can vote by the following methods:

●	By Attending the Special Meeting. You may attend the Special Meeting and vote via the Special Meeting webcast.

●	By Proxy via the Internet. You may vote by proxy via the Internet. The proxy card enclosed with this proxy statement provides instructions for submitting a proxy electronically by Internet.

●	By Proxy via the Mail. You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope.

Beneficial Owners. Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares at the Special Meeting unless they obtain a legal proxy from the stockholder of record and follow the instructions set forth below for attending the Special Meeting.

What does it mean to vote by proxy?

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Special Meeting: Lishan Aklog, M.D., the Company’s Chief Executive Officer and Chairman of the Board; and Dennis McGrath, the Company’s President and Chief Financial Officer.

Any proxy given pursuant to this solicitation and received in time for the Special Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the Stock Issuance Proposal, “FOR” the Charter Amendment Proposal, “FOR” the Equity Plan Proposal and “FOR” the Adjournment Proposal. With respect to any other proposal that properly comes before the Special Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

How do I attend the Special Meeting?

The Special Meeting will be a virtual meeting. To attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s capital stock:

Record Owners. If you are a record holder, and you wish to attend the Special Meeting, go to https://www.cstproxy.com/pavmed/sm2026 before the meeting starts, enter the control number you received on your proxy card or notice of the meeting, and log in to the Special Meeting webcast.

Beneficial Owners. Beneficial owners of shares held in street name who wish to attend the Special Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to attend and participate in the Special Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Special Meeting. Beneficial owners should contact Continental Stock Transfer on or before March 17, 2026.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: (800) 450-7155 (toll-free)

●	Outside of the U.S. and Canada: (857) 999-9155 (standard rates apply)

The passcode for telephone access is 9246126#. You will not be able to vote or submit questions unless you log in to the Special Meeting webcast as described above.

What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner of shares held in street name and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, the bank, broker or other nominee may generally vote on routine matters but cannot vote on non-routine matters. If the bank, broker or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the proxy submitted on behalf of the bank, broker or other nominee will indicate that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

The Company expects that the Stock Issuance Proposal, the Charter Amendment Proposal, the Equity Plan Proposal and the Adjournment Proposal will be considered non-routine matters. If they are treated as non-routine matters as expected, broker non-votes should not occur in connection with the Special Meeting, because a bank, broker or other nominee who does not receive voting instructions from you will not have authority to vote on any matters, and therefore no proxy will be submitted at all with respect to your shares. If any of the proposals are treated as routine matters, broker non-votes should not occur with respect to such proposals but may occur with respect to the other non-routine matters.

How do I revoke my proxy or voting instructions?

Record Owners. A record holder may revoke his, her or its proxy by (i) submitting a subsequent written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Special Meeting, (ii) submitting a subsequent proxy prior to the voting at the Special Meeting or (iii) attending the Special Meeting and voting via the Special Meeting webcast. Attendance by a stockholder at the Special Meeting does not alone serve to revoke his or her proxy. Stockholders may send written notice of revocation to the Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

Beneficial Owners. Beneficial owners of shares held in street name should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the capital stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business.

Abstentions are voted neither “FOR” nor “AGAINST” a matter but are counted in the determination of a quorum. Similarly, a “broker non-vote” may occur with respect to shares held in street name, when the bank, broker or other nominee is not permitted to vote such stock on a particular matter as described above. The shares subject to a proxy which are not being voted on a particular “non-routine” matter because of a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other “routine” matters and in such event will count for purposes of determining the presence of a quorum. If the proxy indicates that the shares are not being voted on any matter at the Special Meeting (a circumstance that is not expected to occur, as discussed above), the shares will not be counted for purposes of determining the presence of a quorum.

How many votes are required to approve each proposal?

Stock Issuance Proposal. Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote on such proposal. In accordance with the Nasdaq Listing Rules, the shares of Series D Preferred Stock are not entitled to vote on this proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, if any, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Charter Amendment Proposal. Approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock entitled to vote on such proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Equity Plan Proposal. Approval of the Equity Plan Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote on such proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, if any, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Adjournment Proposal. The Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote on such proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, if any, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

In connection with the Private Placement, certain of the Company’s officers and directors and certain of the investors in the Private Placement representing in the aggregate more than 20% of the issued and outstanding shares of the Company’s common stock as of immediately prior to consummation of the Private Placement entered into letter agreements pursuant to which they agreed to vote in favor of the Stock Issuance Proposal.

Will I have dissenters’ rights with respect to any of the matters to be presented at the Special Meeting?

Neither Delaware law, nor the Company’s Certificate of Incorporation or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the matters to be presented at the Special Meeting. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Special Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. The Company also has engaged Sodali & Co. (“Sodali”) as the Company’s proxy solicitor to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Sodali its customary fee. The Company also will reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Who can help answer my questions?

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact Sodali at:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Tel: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: PAVM.info@investor.sodali.com

You may also contact the Company at:

PAVmed Inc.
360 Madison Avenue, 25th Floor
New York, New York 10017

THE STOCK ISSUANCE PROPOSAL

On February 3, 2026, the Company entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”) for the Private Placement. Pursuant to and concurrently with the execution of the Subscription Agreements, the Company sold to the Investors, for an aggregate purchase price of $30,000,000, (i) 30,000 shares of the Series D Preferred Stock, and (ii) Warrants to purchase an additional 30,000 shares of Series D Preferred Stock, with each investor receiving 100 shares of Series D Preferred Stock and a Warrant to purchase 100 shares of Series D Preferred Stock for each $100,000 of its investment. The initial conversion price of the Series D Preferred Stock was $6.50 per share, subject to adjustment in the event of stock splits, stock dividends, and similar transactions.

Concurrently with the Private Placement, the Company completed the Recapitalization. The Company redeemed all 16,962 shares of its outstanding Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), and refinanced all $8,414,890 in principal and interest of its Senior Secured Convertible Note (the “2022 Note”) issued by the Company on September 8, 2022, in consideration of a cash payment to the holder thereof (the “Holder”) of approximately $22,346,241 (which was made using proceeds from the sale of the Series D Preferred Stock) and the issuance to the Holder of the 2026 Note with a principal amount of $15,000,000.

If all 60,000 shares of Series D Preferred Stock are issued (including the 30,000 shares issuable upon exercise of the Warrants) and are converted in full into the Company’s common stock at the conversion price of $6.50 per share, the Company expects that it would issue 9,230,769 shares of common stock. All of the outstanding Series D Preferred Stock will be converted in full into shares of common stock upon approval of the Stock Issuance Proposal. See “The Series D Preferred Stock and Related Arrangements—Mandatory Conversion” below.

If the 2026 Note is converted in full into the Company’s common stock at the conversion price of $450.00 per share, the Company expects that it would issue 33,333 shares of common stock.

At the Special Meeting, stockholders will vote on a proposal to approve, for the purposes of Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock upon conversion of the Series D Preferred Stock and pursuant to the 2026 Note.

The Series D Preferred Stock and Related Arrangements

In connection with the Private Placement, the Company filed with the Secretary of State of the State of Delaware a certificate of designations, which sets forth the resolutions of the Board designating 60,000 shares of Series D Preferred Stock and fixing its terms (the “Certificate of Designation”). The key terms of the Series D Preferred Stock are as follows:

Rank. The Series D Preferred Stock is senior to the Common Stock and any other class of the Company’s capital stock that is not by its terms senior to or pari passu with the Series D Preferred Stock. The Series D Preferred Stock is pari passu with the Series B Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series B Preferred Stock”).

Voluntary Conversion. Each share of Series D Preferred Stock is convertible at the option of the holder, subject to the beneficial ownership and primary market limitations described below, into a number of shares of the Company’s common stock equal to $1,000 (the “Stated Value”) divided by the conversion price in effect at the time of the conversion. As noted above, the initial conversion price of the Series D Preferred Stock is $6.50 per share, subject to adjustment in the event of stock splits, stock dividends, and similar transactions. In addition, in the event that on or prior to April 15, 2026, the Company issues shares in a new subseries of Series D Preferred Stock with a lower conversion price, the conversion price of the outstanding shares of Series D Preferred Stock will be reduced to such lower conversion price.

Mandatory Conversion. The Series D Preferred Stock will automatically convert into shares of common stock upon the earlier of (i) receipt of the stockholder approval (the “Stockholder Approval”) for issuances of common stock upon conversion of the Series D Preferred Stock in excess of the primary market limitation described below or (ii) delivery of written notice by the Company to each holder that the Company has determined that the Stockholder Approval is not required by the rules of Nasdaq (the “Mandatory Conversion Date”).

Dividends. The Company may not pay any dividends or other distributions on shares of any other class or series of capital stock of the Company, other than dividends on shares of Series B Preferred Stock payable in additional shares of Series B Preferred Stock, and other than dividends on the Company’s common stock payable in shares of common stock or common stock equivalents.

Voting. On any matter to be acted upon or considered by the stockholders of the Company (other than the Stockholder Approval), each holder shall be entitled to vote on an “as converted” basis, after applying the beneficial ownership and primary market limitations described below and provided that the conversion price will be deemed, solely for the purpose of voting, to be no less than the “Minimum Price” as defined in the Nasdaq Listing Rules. The Series D Preferred Stock will vote together with the common stock as a single class. In addition, the Certificate of Designations contains protective provisions, requiring the Company to obtain the consent of the holders of a majority of the Series D Preferred Stock for certain specified actions.

Preferred Director. As long as there are at least 10,000 shares of Series D Preferred Stock outstanding, the holders of Series D Preferred Stock shall have the exclusive right, voting together as a separate class, to appoint and elect one director of the Company, and such director’s consent shall be required prior to any optional redemption by the Company of the 2026 Note.

Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (or any Deemed Liquidation Event as defined in the Certificate of Designation), the holders of shares of Series D Preferred Stock then outstanding (pari passu with the Series B Preferred Stock) will be entitled to be paid out of the assets of the Company available for distribution to its stockholders, before any payment shall be made to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the Stated Value, plus any dividends accrued but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series D Preferred Stock been converted into Common Stock immediately prior to such event.

Beneficial Ownership Limitation. The Company will not effect any conversion of the Series D Preferred Stock, and a holder will not have the right to receive dividends or convert any portion of the Series D Preferred Stock, to the extent that, after giving effect to the receipt of dividends or the conversion, the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of the holder’s affiliates) would beneficially own in excess of 4.99% (which may be increased, at the written election of a holder prior to the issuance of any shares of Series D Preferred Stock, up to 19.99%) of the number of shares of outstanding common stock immediately after giving effect to the conversion; provided that such limitation shall cease to apply from and after the Mandatory Conversion Date.

Primary Market Limitation. Unless the approval of the Company’s stockholders is not required by the applicable rules of Nasdaq for issuances of common stock in excess of 19.99% of the outstanding common stock as of February 3, 2026 (the “Market Limit”), or unless the Company has obtained the Stockholder Approval, the Company will not effect any conversion of the Series D Preferred Stock, and a holder shall not have the right to convert any portion of the Series D Preferred Stock, to the extent that, after giving effect to the receipt of common stock in connection with such conversion, the holder would have received in excess of its pro rata share of the Market Limit.

Redemption. At any time and from time to time, from and after February 3, 2029 (or if earlier, the occurrence of a Triggering Event as described below), each holder of the Series D Preferred Stock may cause the Company to redeem all of its outstanding shares of Series D Preferred Stock, or any portion thereof, in cash at a redemption price per share equal to the stated value multiplied (i) 300%, if notice of redemption is delivered on or prior to February 3, 2027, (ii) 400%, if notice of redemption is delivered after February 3, 2027 and on or prior to February 3, 2028, or (iii) 500%, if notice of redemption is delivered after February 3, 2028. A “Triggering Event” includes a Bankruptcy Event (as defined in the Certificate of Designations) or to the extent the 2026 Note remains outstanding, the earlier receipt (or deemed receipt) by the Company of an Event of Default Redemption Notice (as defined in the 2026 Note) pursuant to such note.

Charter Amendment. The Company agreed with the holders of the Series D Preferred Stock to seek approval of a resolution providing for an amendment to the Company’s Certificate of Incorporation, in form reasonably acceptable to the Investors, to permit the removal of any director, with or without cause, by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock (or securities convertible therefor) entitled to vote in elections of the Company’s directors.

In connection with the Private Placement, the Company also issued the Warrants to the Investors. The key terms of the Warrants are as follows:

General. The Warrants entitle the holders thereof to purchase an aggregate of 30,000 shares of Series D Preferred (the “Warrant Shares”) at an exercise price of $1,000 per share. The Warrants expire on February 3, 2031.

Call Right. Commencing on the publication by Molecular Diagnostic Services Program (MolDx) of a draft local coverage determination that the EsoGuard product of Lucid Diagnostics Inc. (“Lucid”), the Company’s subsidiary, will be covered by Medicare, the Warrants will be callable by the Company at a price of $0.001 per Warrant Share. The Company may send written notice to the holders after such condition has been satisfied (but in any event, no earlier than February 28, 2026) and, after receipt of such notice, the holders will have 30 days after the call notice to exercise the Warrants with respect to 50% of the Warrant Shares, and 30 days after receipt of Stockholder Approval (or if later, 30 days after receipt of the call notice) to exercise the Warrants with respect to the remaining 50% of the Warrant Shares.

In addition, in accordance with the Subscription Agreement, the Company and the Investors also executed a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement covering the resale of the shares of common stock issuable pursuant to the Series D Preferred Stock.

The 2026 Note and Related Arrangements

As noted above, concurrently with the consummation of the Private Placement, the Company issued to the Holder the 2026 Note with a principal amount of $15,000,000. The key terms of the 2026 Note are as follows:

General. The 2026 Note accrues interest at a rate of 15.0% per annum, payable in cash quarterly in arrears, and matures on February 3, 2029 (the “Maturity Date”), subject to the right of the noteholders to extend the Maturity Date under certain circumstances. The 2026 Note is required to be senior to all the Company’s other indebtedness, other than certain permitted indebtedness.

Security. The 2026 Note is secured by all existing and future assets of the Company and its subsidiaries (but not any existing or future assets of the Company’s subsidiary Lucid), pursuant to the existing security agreement by and between the Company and the Holder (the “Security Agreement”).

Redemption — Company Option. At any time, the Company may redeem all, but not less than all, of the 2026 Note, in cash, at a price equal to the sum of the Conversion Amount (as defined in the 2026 Note) plus the amount of additional interest that would accrue under the 2026 Note assuming that the original outstanding principal of the 2026 Note remained outstanding through and including the Maturity Date (or, if earlier, the twenty-four month anniversary of such date) (the “Make-Whole Amount”).

Redemption — Change of Control. In connection with a Change of Control (as defined in the 2026 Note), a noteholder may require us to redeem all, or any portion, of the 2026 Note, in cash, at a price equal to the sum of the Conversion Amount plus the Make-Whole Amount.

Redemption — Event of Default. In connection with an Event of Default (as described below), the noteholder may require the Company to redeem all or any portion of the 2026 Note, in cash, at a price equal to 115% of the sum of the Conversion Amount plus the Make-Whole Amount. Upon the occurrence of certain Events of Default related to bankruptcy, the Company shall immediately redeem all of the 2026 Note, in cash, at the same redemption price.

Events of Default. The 2026 Note provides for certain Events of Default, including, among other things, any breach of the covenants described below and any failure of both Lishan Aklog, M.D., the Company’s Chairman and Chief Executive Officer, to serve as its Chief Executive Officer and Dennis McGrath, the Company’s President and Chief Financial Officer, to serve as its Chief Executive Officer or Chief Financial Officer.

Covenants. The Company is subject to certain customary affirmative and negative covenants regarding the rank of the 2026 Note, the incurrence of indebtedness, the existence of liens, the repayment of indebtedness and the making of investments, the payment of cash in respect of dividends, distributions or redemptions, the transfer of assets, the maturity of other indebtedness, transactions with affiliates, changes in collateral and controlled accounts, among other customary matters. The Company also is subject to financial covenants requiring that (i) the amount of the Company’s available cash will equal or exceed $5,000,000 as of each Measurement Date (as defined in the 2026 Note) (or, for any Measurement Date on or after July 1, 2026, $8 million), and (ii) the ratio of (a) the Outstanding Value of the 2026 Note to (b) the average VWAP of the shares of Lucid’s common stock held by the Company for the preceding 10 business days, will not exceed 65% (or, for any Measurement Date on or after July 1, 2026, 50%), provided that in no event shall the value of the shares of Lucid’s common stock held by the Company have a value of less than $20 million.

Voluntary Conversion; Beneficial Ownership Limitation. Any portion of the principal amount of the 2026 Note, plus accrued and unpaid interest and any late charges thereon or other charges due (the “Conversion Amount”), is convertible at any time, in whole or in part, at the noteholder’s option, into shares of the Company’s common stock at an initial fixed conversion price of $450.00 per share, subject to certain adjustments. A noteholder will not have the right to convert any portion of the 2026 Note, to the extent that, after giving effect to such conversion, the noteholder (together with certain of its affiliates and other related parties) would beneficially own in excess of 4.99% of the shares of the Company’s common stock outstanding immediately after giving effect to such conversion (the “Maximum Percentage”). The noteholder may from time to time increase the Maximum Percentage to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to us of such increase.

The 2026 Note was issued in accordance with an Amendment Agreement, dated February 3, 2026 (the “Amendment Agreement”), between the Company and the Holder. Pursuant to the Amendment Agreement, the Company and the Holder agreed to the terms and conditions on which the Company would redeem all 16,962 shares of Series C Preferred Stock outstanding and refinanced all $8,414,890 in principal and interest of the 2022 Note. In addition, under this agreement, the Company granted the Holder the right to receive from the Company 300,000 shares of Lucid’s common stock (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events), upon the earliest of (x) the Maturity Date (as defined in the 2022 Note), (y) the date the 2026 Note no longer remains outstanding and (z) such earlier date as the Company shall notify the Holder in writing, subject to the beneficial ownership limitation described in the Amendment Agreement. The Amendment Agreement also includes customary representations and warranties and customary covenants for an agreement of its type, as well as certain conforming amendments to the transaction documents under which the 2022 Note was issued, a prohibition on variable rate transactions and a mutual release between the parties.

Reasons for the Stock Issuance Proposal

The Board believes the Private Placement and the Recapitalization, and the ability to issue shares of the Company’s common stock upon conversion in full of the Series D Preferred Stock and the 2026 Note, are in the best interests of the Company and its stockholders, for the following reasons:

●	Simplification of Capital Structure. The Series D Preferred Stock and the 2026 Note each provide for a fixed conversion price, whereas the conversion prices of the Seres C Preferred Stock and the 2022 Note float based on the market price in certain circumstances. In addition, the Series D Preferred Stock automatically converts into common stock upon the receipt of Stockholder Approval as described above. Accordingly, approval of this proposal will allow the Company to simplify its capital structure, by converting a preferred equity instrument with special conversion, redemption and liquidation rights into common equity.

●	Operational Flexibility. The Certificate of Designations contains protective provisions, requiring the Company to obtain the consent of the holders of a majority of the Series D Preferred Stock for certain specified actions. Upon stockholder approval, the Series D Preferred Stock will all be converted into shares of the Company’s common stock. As a result, these consent rights will cease to have any effect and the Company will be able to operate without regard for these restrictions.

●	Capital Resources. The Private Placement and the Recapitalization will provide the Company with additional working capital. By raising funds primarily through an equity financing, the Company will be able to preserve liquidity for other corporate purposes, including the payment of costs and expenses necessary for the development of its products. While the Series D Preferred Stock contains customary redemption rights, if the Stockholder Approval is obtained, the Series D Preferred Stock will automatically convert into common stock as described above.

●	Attractive Terms. The Company explored numerous options over an extended period of time in order to raise additional funding. The Board believed the terms of the Private Placement and Recapitalization, which were negotiated at arms’ length with third party investors, were the best available.

●	Increased Likelihood of Warrant Exercise. One half of the Warrants (representing an aggregate purchase price of approximately $15,000,000) is not callable unless and until Stockholder Approval is obtained. Accordingly, absent stockholder approval these Warrants may not be exercised until their expiration in five years, in which case the Company would not be able to accelerate the exercise of the Warrants prior to their stated expiration date.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior a 20% Issuance at a price that is less than the Minimum Price. Nasdaq defines a “20% Issuance” as a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. Nasdaq defines the “Minimum Price” as the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. The Private Placement and the Recapitalization may be viewed together by Nasdaq for the purposes of this rule. If all 60,000 shares of Series D Preferred Stock are issued (including the 30,000 shares issuable upon exercise of the Warrants) and are converted in full into the Company’s common stock at the conversion price of $6.50 per share, the Company expects that it would issue 9,230,769 shares of common stock. If the 2026 Note is converted in full into the Company’s common stock at the conversion price of $450.00 per share, the Company expects that it would issue 33,333 shares of common stock. Such amounts exceed 20% of the Company’s outstanding shares of common stock as of February 3, 2026, and the conversion price of the Series D Preferred Stock is less than the Minimum Price as of February 3, 2026.

Additionally, under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the Company and such common stock or voting power would be the largest ownership position. The issuance of shares of the Company’s common stock upon conversion in full of the Series D Preferred Stock may result in an Investor owning more than 20% of the outstanding shares of common stock and becoming the largest owner of common stock.

In light of these rules, until Stockholder Approval is obtained, the Series D Preferred Stock is subject to the beneficial ownership limitation and the primary market limitation described above. Furthermore, as described above, the Company agreed with the holders of the Series D Preferred Stock to hold this Special Meeting to seek the Stockholder Approval.

Effects If the Stock Issuance Proposal Is Approved

If the stockholders approve this proposal, the Company will be able to issue shares of its common stock equal to 20% or more of the Company’s outstanding shares of common stock as of February 3, 2026 upon conversion of the Series D Preferred Stock (including the Series D Preferred Stock underlying the Warrants) and pursuant to the 2026 Note. In addition, an Investor may become the owner of 20% or more of the outstanding common stock and the largest owner of the common stock. The shares of common stock issuable to the holders of the Series D Preferred Stock and the 2026 Note would have the same rights and privileges as the shares of the Company’s currently authorized common stock. The issuance of the shares upon conversion of the Series D Preferred Stock and pursuant to the 2026 Note will not affect the rights of the holders of outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of the Company’s common stock or in greater price volatility. See “Description of Capital Stock” below.

Effects If the Stock Issuance Proposal Is Not Approved

The Company is not seeking the approval of its stockholders (i) to authorize its entry into the Subscription Agreements, the Amendment Agreement and the related documents, (ii) to issue the shares of Series D Preferred Stock, the Warrants and the 2026 Note, (iii) to issue up to 19.99% of the Company’s outstanding shares of common stock as of immediately prior to the transactions, or (iv) to issue shares of the Company’s common stock to any Investor up to the beneficial ownership limitation described above, because the Company has already entered into such documents, and issued shares of the Series D Preferred Stock, the Warrants and the 2026 Note. Such actions did not require stockholder approval. The failure of the Company’s stockholders to approve this proposal will not negate the existing terms of such documents, which will remain binding obligations of the Company.

If the stockholders do not approve this proposal, the Company will be unable to issue the shares of the Company’s common stock underlying the Series D Preferred Stock and the 2026 Note to the extent such shares would equal to 20% or more of the Company’s outstanding shares of common stock as of February 3, 2026 or to the extent such shares would cause an Investor to exceed the beneficial ownership limitation described above. As a result, the Company may not be able to satisfy exercises of the Series D Preferred Stock and the 2026 Note, which may negatively impact its ability to raise capital in the future. In addition, as discussed above, 50% of the Warrants are not callable until Stockholder Approval is obtained (and therefore will not be callable if the stockholders do not approve this proposal). The Company’s ability to successfully implement its business plans and ultimately generate value for the Company’s stockholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. In addition, if the Company’s stockholders do not approve this proposal, the Company will continue to seek stockholder approval of this proposal until it obtains such approval. As such, failure to obtain stockholder approval of this proposal will require the Company to incur the costs of holding one or more additional stockholder meetings until it obtains such approval. Furthermore, if the Company’s stockholders do not approve this proposal, the holders of the Series D Preferred Stock will continue to have consent rights over certain specified actions, and they may have the right to redeem the Series D Preferred Stock as described above. If the Series D Preferred Stock is redeemed, it will require the Company to either expend resources on such redemptions that it otherwise would spend on its business or engage in the cost and effort of obtaining additional sources of capital.

Required Vote and Recommendation

Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote thereon. Pursuant to the rules of Nasdaq, however, the holders of the Series D Preferred Stock are not entitled to vote their shares of Series D Preferred Stock on this proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, if any, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

In connection with the Private Placement, certain of the Company’s officers and directors and certain of the investors in the Private Placement representing in the aggregate more than 25% of the issued and outstanding shares of the Company’s common stock as of immediately prior to consummation of the Private Placement entered into letter agreements pursuant to which they agreed to vote in favor of the Stock Issuance Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.

THE CHARTER AMENDMENT PROPOSAL

On February 13, 2026, the Board unanimously adopted and declared the advisability of an amendment to the Certificate of Incorporation to permit the removal of any director, with or without cause, by the affirmative vote of the holders of a majority of the Company’s outstanding voting power. The Board further directed that this amendment be considered for approval by the Company’s stockholders. The form of the certificate of amendment is attached as Annex A to this proxy statement.

At the Special Meeting, stockholders will vote on a proposal to approve the amendment.

The Charter Amendment

Under the current Certificate of Incorporation, the Board is divided into three classes. The number of directors in each class must be as nearly equal as possible. Directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Because the Board is classified and the Certificate of Incorporation presently does not otherwise provide, under the Delaware General Corporation Law (the “DGCL”), the directors may only be removed for cause.

The amendment would modify the Certificate of Incorporation to permit the removal of any director, with or without cause, by the affirmative vote of the holders of a majority of the Company’s outstanding voting power. However, the amendment would not declassify the Board. Directors would continue to be elected for staggered three-year terms. Even after the amendment, the existence of a classified board may extend the time required to effect a change in control of the Board as compared to a company with an unclassified board. Unless a majority of the Company’s outstanding voting power acts to remove the directors, it may take two annual meetings for the Company’s stockholders to effect a change in control of the Board, because in general less than a majority of the members of the Board will be elected at a given annual meeting.

The power of the stockholders to remove directors without cause will not apply to directors elected by the holders of a series of preferred stock, to the extent so provided in the certificate of designations for such series. Accordingly, the director elected by the holders of the Series D Preferred Stock will not be subject to removal except in accordance with the Certificate of Designations for the Series D Preferred Stock.

If approved by the stockholders, the amendment to the Certificate of Incorporation will become effective upon the filing of the certificate of amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after the Special Meeting. In addition, the Company will make conforming changes to the Company’s amended and restated bylaws.

Reasons for the Charter Amendment Proposal

The Board believes that permitting the removal of directors without cause is in the best interests of the Company and its stockholders. The Board regularly evaluates the Company’s corporate governance measures. In connection with such practice, the Board historically has preferred the retention of a classified board, where directors can only be removed for cause, because it provides long-term focus, stability, continuity, experience, takeover protection and enhanced director independence. Nevertheless, based on input from the Investors and its own review of the Company’s corporate governance policies, the Board concluded that permitting removal without cause, while retaining a classified board, would strike an appropriate balance between the accountability of the Board to stockholders and the stability and independence of the Board in managing the Company. The Board also considered the Investors’ request for the amendment in the context of the Private Placement as whole, taking note of the benefits of the transaction. In connection with the Private Placement, as described above, the Company agreed to seek approval of a resolution providing for the amendment.

Required Vote and Recommendation

Approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock entitled to vote on such proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

THE 2014 PLAN PROPOSAL

The 2014 Plan authorizes the award of stock-based incentives to eligible employees, officers, directors, and consultants, as described below. On February 13, 2026, subject to the receipt of stockholder approval, the Board approved an amendment to the 2014 Plan to increase the total number of shares available under the 2014 Plan by 1,500,000 shares, from 213,517 shares to 1,713,517 shares. The form of the amended and restated 2014 Plan is attached as Annex B to this proxy statement.

At the Special Meeting, stockholders will vote on a proposal to approve the amendment. The Company’s directors and executive officers currently are permitted to participate in the 2014 Plan, and therefore they have an interest in this proposal.

Reasons for the Equity Plan Proposal

The Company plans to make equity grants in connection with new hires and promotions and in connection with its annual employee reviews. The Company believes its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. In addition, the Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of stockholder value, thereby aligning the interests of such individuals with those of stockholders generally.

The Company has granted, net of forfeitures, restricted stock awards and stock options to purchase 130,119 out of the 213,517 shares presently available under the 2014 Plan. The Board believes that increased capacity to make equity awards provided by the amendments is essential to the Company’s continued growth, and therefore in the best interest of its stockholders. In particular, the Board is recommending approval of this increase so the Company has sufficient shares available for issuance under the 2014 Plan to be able to retain current and future employees, officers and directors who will have important roles in the execution of its and its subsidiaries’ business plans, and to compensate such individuals for their past, present and future contributions to the Company, in all cases, in a manner that allows the Company to do so while at the same time conserving cash.

If the Equity Plan Proposal is approved, the expanded number of shares available under the 2014 Plan would represent approximately 15.9% of the shares of common stock outstanding, assuming all 60,000 shares of Series D Preferred Stock (including the Series D Preferred Stock underlying the Warrants) are converted in full.

Under Nasdaq Listing Rule 5635(c), stockholder approval generally is required prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants.

Summary of the 2014 Plan

The following is summary of the principal features of the 2014 Plan. The summary is qualified in its entirety by reference to the full text of the 2014 Plan, which is set forth in Annex B to this proxy statement.

Purpose

The purpose of the 2014 Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The 2014 Plan may be administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. Presently, the 2014 Plan is administered by the compensation committee. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the 2014 Plan

Assuming the 2014 Plan Proposal is approved, there will be an aggregate of 1,713,517 shares of Company common stock available under the 2014 Plan. In addition, the number of shares available under the 2014 Plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of Company common stock. Any increases to the number of shares available for issuance under the 2014 Plan will not apply to shares to be issued under incentive stock options. No more than 1,713,517 Shares may be issued under the Plan upon the exercise of incentive stock options.

Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2014 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the 2014 Plan, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan, in the aggregate number of shares reserved for issuance under the plan or in the aggregate number of shares that may be issued pursuant to incentive stock options under the plan.

The closing sale price of the Company’s common stock was $1.33 per share on the record date, February 13, 2026.

Eligibility

The Company may grant awards under the 2014 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. Based on the number of employees and consultants of the Company and on the size of the Board, as of February 13, 2026, approximately 120 individuals, including four executive officers and five non-executive directors, were eligible for awards under the 2014 Plan.

Types of Awards

Options. The 2014 Plan provides both for “incentive” stock options as defined in Section 422 of Internal Revenue Code of 1986, as amended (the “Code”), and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2014 Plan. The effective date is reset upon certain amendments to the plan, including the amendment contemplated by the 2014 Plan Proposal. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2014 Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the 2014 Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The 2014 Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

Other Stock-Based Awards. Under the 2014 Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2014 Plan or any of the Company’s other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the 2014 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2014 Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2014 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Award Limitation

No non-employee director may be granted awards under the plan in any calendar year for more than 10% of the total number of shares issued or available for issuance under the plan (which, after the amendment contemplated by this proposal, would be 171,352 shares).

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of Company common stock. The obligations of the Company under the 2014 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the 2014 Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the effective date of this amendment. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the 2014 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company generally will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable and Section 162(m) of the Code.

Non-Qualified Stock Options. With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Company common stock on the date of grant;

●	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company generally will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and Section 162(m) of the Code; and

●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation and Section 162(m) of the Code, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and generally will be deductible by the Company subject to the reasonableness limitation and Section 162(m) of the Code. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the plan will be designed and administered in such a manner that they are either exempt from the application of, or in compliance with, the requirements of Section 409A of the Code.

Stock Options Granted under the 2014 Plan

As of February 13, 2026, the following options had been granted under the 2014 Plan.

Number of Stock Options
Lishan Aklog, M.D.	1,310
Dennis M. McGrath	766
Shaun O’Neil	1,487
Michael A. Gordon	888
All current executive officers as a group	4,451
All non-executive directors as a group	16,242
All non-executive employees as a group	21,716

New Plan Benefits

The benefits that will be awarded or paid in connection with the amendments to the 2014 Plan are not currently determinable. Awards granted under the 2014 Plan are within the discretion of the committee and, the committee has not determined any future awards or who might receive them.

Required Vote and Recommendation

Approval of the 2014 Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, if any, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE 2014 PLAN PROPOSAL.

THE ADJOURNMENT PROPOSAL

At the Special Meeting, stockholders will vote on a proposal to approve the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the other proposals.

The Adjournment

If this proposal is adopted, the Board will have the discretion to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. It is possible for the Company to obtain sufficient votes to approve the Adjournment Proposal but not receive sufficient votes to approve the other proposals. In such a situation, the Company could adjourn the meeting for any number of days or hours as permitted under applicable law and attempt to solicit additional votes in favor of such other proposals.

In addition to an adjournment of the Special Meeting upon approval of the Adjournment Proposal, if a quorum is not present at the Special Meeting, the Company’s bylaws allow the Special Meeting to be adjourned for the purpose of obtaining a quorum. Any such adjournment may be made without notice, other than the announcement made at the Special Meeting, by the affirmative vote of a majority of the shares of capital stock present in person or by proxy and entitled to vote at the Special Meeting. The Board also is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, the Company would issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

If the stockholders approve the Adjournment Proposal, and the Special Meeting is adjourned, the Company expects to use the additional time to solicit additional proxies in favor of the other proposals. Among other things, approval of the Adjournment Proposal could mean that, even if a majority of the capital stock has been voted against the other proposals, the Company could adjourn the Special Meeting without a vote on such proposal, and seek to convince the holders of those shares to change their votes. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the voting on the proposals.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes represented in person or by proxy for the other proposals. If the Adjournment Proposal is presented at the Special Meeting and is not approved, the Company may not be able to adjourn the Special Meeting to a later date. As a result, the Company may be prevented from obtaining approval of the other proposals.

Required Vote and Recommendation

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote on such proposal. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, if any, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

DESCRIPTION OF CAPITAL STOCK

The following information does not give effect to the Reverse Stock Split or the Reduction in Authorized Common Stock. For information on the effect of the Reverse Stock Split and the Reduction in Authorized Common Stock, see “The Reverse Split Proposal” above.

Authorized Capital Stock

The Company is authorized to issue 25,000,000 shares of common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $0.001. On March 23, 2018, the Company designated 1,800,000 shares of its preferred stock as Series B Preferred Stock. On February 3, 2026, the Company designated 60,000 shares of its preferred stock as Series D Preferred Stock.

As of February 13, 2026, 1,496,696 shares of common stock were issued and outstanding. In addition, as of February 13, 2026:

●	46,815 shares were issuable upon exercise of stock options at a weighted average exercise price of $347.34 per share;

●	3,467 shares were issuable upon conversion of the Series B Preferred Stock, assuming for the purposes hereof that all outstanding shares are converted in full at the conversion price of $1,350 per share;

●	9,230,769 shares were issuable upon conversion of the Series D Preferred Stock, assuming the Warrants were exercised in full and the Series D Preferred Stock was converted in full on such date at the conversion price of $6.50 per share (without taking into account the beneficial ownership and primary market limitations set forth therein); and

●	33,334 shares were issuable upon conversion of the 2026 Note, assuming the 2026 Note was converted in full on such date at the conversion price of $450.00 per share (without taking into account the beneficial ownership limitation set forth therein).

The number of shares of common stock to be issued under the Series B Preferred Stock may be greater than this amount, because dividends on the Series B Preferred Stock may be settled, at the Company’s option, through any combination of the issue of additional shares of Series B Preferred Stock, the issue of shares of common stock, and the payment of cash, as described below.

Furthermore, the number of shares of common stock issued and outstanding, does not include 83,398 shares of common stock (or, if the Equity Plan Proposal is approved, 1,583,398 shares of common stock) reserved for issuance, but not subject to outstanding awards, under the Company’s Sixth Amended and Restated Long-Term Incentive Equity Plan (the “2014 Plan”) and 15,774 shares of common stock reserved for issuance under the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”). It also does not reflect future increases in the size of the 2014 Plan and the ESPP that may occur on an annual basis pursuant to the terms of such plans. Effective September 18, 2024, the Company’s compensation committee temporarily suspended any participation in the ESPP. Accordingly, no shares of common stock have been purchased under the ESPP since March 31, 2024.

The number of shares of common stock issued and outstanding also does not include shares issuable pursuant the sales agreement between the Company and Maxim Group LLC (“Maxim”), pursuant to which the Company may offer and sell, from time to time, up to $2,880,000 in shares of common stock to or through Maxim in an “at the market” offering.

As of February 13, 2026, 1,559,991 shares of Series B Preferred Stock and 30,000 shares of Series D Preferred Stock were issued and outstanding. The Company may issue additional shares of Series B Preferred Stock in settlement of dividends on the issued and outstanding Series B Preferred Stock, as described below.

The Company may issue up to 30,000 additional shares of Series D Preferred Stock upon exercise of the Warrants.

Common Stock

Holders of common stock are entitled to one vote per share on matters on which the Company’s stockholders vote. There are no cumulative voting rights. Subject to any preferential dividend rights of any outstanding shares of preferred stock, holders of common stock are entitled to receive dividends, if declared by the Board, out of funds that the Company may legally use to pay dividends. If the Company liquidates or dissolves, holders of common stock are entitled to share ratably in the Company’s assets once its debts and any liquidation preference owed to any then-outstanding preferred stockholders is paid. The Certificate of Incorporation does not provide the common stock with any redemption, conversion or preemptive rights, and there are no sinking fund provisions with respect to the common stock. All shares of common stock that are outstanding are fully-paid and non-assessable.

Preferred Stock

The Certificate of Incorporation authorizes the issuance of blank check preferred stock. Accordingly, the Board is empowered, without stockholder approval, to issue shares of preferred stock with dividend, liquidation, redemption, voting or other rights which could adversely affect the voting power or other rights of the holders of shares of the common stock. In addition, shares of preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of the Company.

Series B Preferred Stock

The Series B Preferred Stock has a par value of $0.001 per share, a stated value of $3.00 per share, receives preference dividends, and is convertible into common stock, all as discussed below. The Series B Convertible Preferred stock is senior to the common stock with respect to dividends and assets distributed in liquidation. The Series B Preferred Stock has no voting rights.

The Series B Preferred Stock provides for dividends at a rate of 8% per annum of the stated value per share. Dividends are payable in arrears on January 1, April 1, July 1, and October 1. Dividends accrue and cumulate whether or not declared by the Board. All accumulated and unpaid dividends compound quarterly at the rate of 8% of the stated value per annum. Prior to October 1, 2021, dividends were payable in additional shares of Series B Preferred Stock. Since October 1, 2021, dividends have been payable at the Company’s election in any combination of shares of Series B Preferred Stock, cash or shares of common stock.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or Deemed Liquidation Event (as defined in the certificate of designations for the Series B Preferred Stock), the holders of shares of Series B Preferred Stock then outstanding (pari passu with the holders of shares of Series D Preferred Stock then outstanding) shall be entitled to be paid out of the Company’s assets available for distribution to its stockholders, before any payment shall be made to the holders of the common stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the stated value of the Series B Preferred Stock, plus any dividends accrued but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series B Preferred Stock been converted into common stock immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event.

At the holders’ election, a share of Series B Preferred Stock is convertible into a number of shares of common stock determined by dividing the stated value of such share of Series B Preferred Stock by the conversion price. The conversion price is $1,350.00 per share, subject to adjustment for stock dividends, stock splits or similar events affecting the common stock. Accordingly, as of February 13, 2026, every 450 shares of Series B Preferred Stock is convertible into one share of common stock. The Series B Preferred Stock shall not be redeemed for cash and under no circumstances shall the Company be required to net cash settle the Series B Preferred Stock.

All shares of Series B Preferred Stock that are outstanding are fully-paid and non-assessable.

Series D Preferred Stock

The key terms of the Series D Preferred Stock are set forth under “The Stock Issuance Proposal—The Series D Preferred Stock and Related Arrangements.” All shares of Series D Preferred Stock that are outstanding are fully-paid and non-assessable.

Dividends

The Company has not paid any cash dividends on the common stock to date. Any future decisions regarding dividends will be made by the Board. The Company does not anticipate paying dividends in the foreseeable future but expects to retain earnings to finance the growth of its business. The Board has complete discretion on whether to pay dividends. Even if the Board decides to pay dividends, the form, frequency and amount will depend upon the Company’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors the Board may deem relevant. In addition, the 2026 Note and the Series D Preferred Stock contain customary restrictions on the payment of dividends on our common stock. The Series B Preferred Stock is senior to our common stock in right of payment of dividends.

Anti-Takeover Provisions

Provisions of the DGCL and the Company’s Certificate of Incorporation and bylaws could make it more difficult to acquire the Company by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and takeover bids that the Board may consider inadequate and to encourage persons seeking to acquire control of the Company to first negotiate with the Board. The Company believes that the benefits of increased protection of the Company’s ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in improved terms for the Company’s stockholders.

Delaware Anti-Takeover Statute. The Company is subject to Section 203 of the DGCL, an anti-takeover statute. In general, Section 203 of the DGCL prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time the person became an interested stockholder, unless the business combination or the acquisition of shares that resulted in a stockholder becoming an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status did own) 15% or more of a corporation’s voting stock. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the Board, including discouraging attempts that might result in a premium over the market price for the shares of common stock held by the Company’s stockholders.

Classified Board. The Board is divided into three classes. The number of directors in each class is as nearly equal as possible. Directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The existence of a classified board may extend the time required to make any change in control of the Board when compared to a corporation with an unclassified board. It may take two annual meetings for the Company’s stockholders to effect a change in control of the Board, because in general less than a majority of the members of the Board will be elected at a given annual meeting. Unless the Charter Amendment Proposal is approved and effectuated, because the Board is classified and the Certificate of Incorporation presently does not otherwise provide, under the DGCL, the Company’s directors may only be removed for cause.

Preferred Director. As long as there are at least 10,000 shares of Series D Preferred Stock outstanding, the holders of Series D Preferred Stock will have the exclusive right, voting together as a separate class, to appoint and elect one director of the Company. Accordingly, even a holder of a majority of the Company’s common stock will not be able to elect all the members of the Board.

Vacancies in the Board. The Certificate of Incorporation and bylaws provide that, subject to limitations, any vacancy occurring in the Board for any reason may be filled by a majority of the remaining members of the Board then in office, even if such majority is less than a quorum. Each director elected to fill a vacancy resulting from the death, resignation or removal of a director shall hold office until the expiration of the term of the director whose death, resignation or removal created the vacancy.

Advance Notice of Nominations and Shareholder Proposals. The Company’s stockholders are required to provide advance notice and additional disclosures in order to nominate individuals for election to the Board or to propose matters that can be acted upon at a stockholders’ meeting, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of the Company.

Special Meetings of Stockholders. Under the Company’s bylaws, special meetings of stockholders may be called by the directors, or the president or the chairman, and shall be called by the secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation outstanding and entitled to vote.

No Cumulative Voting. The DGCL provides that stockholders are denied the right to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. The Company’s Certificate of Incorporation does not provide for cumulative voting.

Limitation on Directors’ Liability and Indemnification

The Certificate of Incorporation and the Company’s bylaws provide that no director of the Company will be personally liable to the Company or any of its stockholders for monetary damages arising from the director’s breach of fiduciary duty as a director. However, this does not apply (i) for any breach of the director’s duty of loyalty to the Company or tis stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for liability under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

The Certificate of Incorporation provides that all directors shall be entitled to be indemnified by the Company to the fullest extent permitted by law and the Company’s bylaws contain comparable provisions. The Certificate of Incorporation also provides that the Company shall pay the expenses incurred by its directors in defending any action for which indemnification may be available, upon receipt of an undertaking by or on behalf of such director to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified. The Company has entered into, and intend to continue to enter into, separate indemnification agreements with its directors, in addition to the indemnification provided for in the Certificate of Incorporation and the Company’s bylaws. The Company also maintains directors’ and officers’ liability insurance.

These provisions could have the effect of reducing the likelihood of derivative litigation against the Company’s directors and may discourage or deter the Company’s stockholders or management from bringing a lawsuit against the Company’s directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and its stockholders.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or person controlling us pursuant to the foregoing provisions, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Market

The common stock is traded on the Nasdaq Capital Market under the symbols PAVM.

Transfer Agent and Registrar

The transfer agent and registrar for the common stock is Continental Stock Transfer & Trust Company located at 1 State Street, 30th Floor, New York, NY 10004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of February 13, 2026, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 1,496,696 shares of the Company’s common stock outstanding as of February 13, 2026 (inclusive of shares underlying unvested restricted stock awards). Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Officers:
Lishan Aklog, M.D.	19,070	(2)	1.3%
Dennis M. McGrath	8,017	(3)	*	%
Shaun M. O’Neil	7,087	(4)	*	%
Michael A. Gordon	5,888	(5)	*	%
Michael J. Glennon	10,436	(6)	*	%
Sundeep Agrawal, M.D.	9,655	(7)	*	%
Timothy E. Baxter	8,428	(8)	*	%
Ronald M. Sparks	9,478	(9)	*	%
Debra J. White	8,484	(10)	*	%
All directors and executive officers as a group (nine individuals)	86,544		5.8%
5% Stockholders:
Tasso Partners LLC	85,812	(11)	5.7%

*	Represents less than one percent of class.

(1)	The business address of each of the individuals is 360 Madison Avenue, 25th Floor, New York, New York 10017, unless otherwise indicated.

(2)	Includes: (i) 9,904 shares of common stock held by Pavilion Venture Partners LLC (“PVP”), of which Dr. Aklog is a member and sole manager, and, accordingly, over which he is deemed to have voting and dispositive power; (ii) 45 shares of common stock held by HCFP/AG LLC, of which Dr. Aklog is a co-manager, and, accordingly, over which he is deemed to have voting and dispositive power; (iii) 2,624 shares of common stock held by Dr. Aklog and his children; (iv) 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Dr. Aklog with the award vesting on May 20, 2028; and (v) 1,497 shares of common stock issuable upon the potential exercise of stock options granted to Dr. Aklog which have vested or are expected to vest within sixty days as of February 13, 2026. Notwithstanding the foregoing, Dr. Aklog disclaims beneficial ownership of the shares of common stock held by PVP and HCFP/AG LLC, except to the extent of his proportionate pecuniary interest therein.

(3)	Includes 1,695 shares of common stock held by Mr. McGrath; 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. McGrath with the award vesting on May 20, 2028; and 1,322 shares of common stock issuable upon the potential exercise of stock options granted to Mr. McGrath which have vested and are expected to vest within sixty days as of February 13, 2026.

(4)	Includes 598 shares of common stock held by Mr. O’Neil; 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. O’Neil with the award vesting on May 20, 2028; and 1,489 shares of common stock issuable upon the potential exercise of stock options granted to Mr. O’Neil which have vested and are expected to vest within sixty days as of February 13, 2026.

(5)	Includes 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Gordon with the award vesting on May 20, 2028; and 888 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Gordon which have vested and are expected to vest within sixty days as of February 13, 2026.

(6)	Includes 556 shares of common stock; 2,167 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Glennon with the award vesting on November 30, 2026; 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Glennon with the award vesting on May 20, 2028; and 2,713 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Glennon which have vested and are expected to vest within sixty days as of February 13, 2026.

(7)	Includes 407 shares subject to a restricted stock award granted under the 2014 Plan to Dr. Agrawal with the award vesting one-third on June 30, 2024 and the balance vesting ratably on a quarterly basis commencing September 30, 2024 with a final quarterly vesting date of June 30, 2026; 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Dr. Agrawal with the award vesting on May 20, 2028; and 4,248 shares of common stock issuable upon the potential exercise of stock options granted to Dr. Agrawal which have vested and are expected to vest within sixty days as of February 13, 2026.

(8)	Includes 2,167 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Baxter with the award vesting on November 30, 2026; 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Baxter with the award vesting on May 20, 2028; and 1,261 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Baxter which have vested and are expected to vest within sixty days as of February 13, 2026.

(9)	Includes 2,167 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Sparks with the award vesting on November 30, 2026; 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Sparks with the award vesting on May 20, 2028; and 2,311 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Sparks which have vested and are expected to vest within sixty days as of February 13, 2026.

(10)	Includes 2,167 shares subject to a restricted stock award granted under the 2014 Plan to Ms. White with the award vesting on November 30, 2026; 5,000 shares subject to a restricted stock award granted under the 2014 Plan to Ms. White with the award vesting on May 20, 2028; and 1,317 shares of common stock issuable upon the potential exercise of stock options granted to Ms. White which have vested and are expected to vest within sixty days as of February 13, 2026.

(11)	Dana Carrera may be deemed to beneficially own the shares of common stock (including those issuable upon conversion of the Series D Preferred Stock, but subject to the beneficial ownership and primary market limitations set forth therein) held by Tasso Capital, LLC. The business address of each of Tasso Capital, LLC and Ms. Carrera is P.O. Box 503, Rumson, New Jersey 07760. The information relating to Tasso Capital, LLC and Ms. Carrera is derived from a Schedule 13G filed on February 28, 2025.

The Private Placement may result in a change in control of the Company. For a description of the Private Placement, see “The Stock Issuance Proposal.”

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2026 annual meeting of stockholders on June 18, 2026. A proposal that a stockholder intends to present at the 2026 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than December 31, 2025. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2026 annual meeting of stockholders, this notice must be received no earlier than March 20, 2026 and no later than April 19, 2026. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials at no charge, please notify your broker, bank or other nominee, if you are a beneficial owner, or direct a request to the Company, if you are a holder of record. Holders of record may make send a request in writing to PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017, or may make a request by telephone at (917) 813-1828. The Company undertakes to deliver promptly, upon any such written or verbal request, a separate copy of the Company’s proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

The Company does not intend to bring before the Special Meeting any matters other than those specified in the Notice of the Special Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Special Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Special Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

SOLICITATION OF PROXIES

Proxies are being solicited by the Board for use at the Special Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. The Company also has engaged Sodali as the Company’s proxy solicitor to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Sodali its customary fee. The Company also will reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact Sodali at:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Tel: (800) 662-5200

Banks and brokers call: (203) 658-9400

Email: PAVM.info@investor.sodali.com

You may also contact the Company at:

PAVmed Inc.

360 Madison Avenue, 25th Floor

New York, New York 10017

Attention: Secretary

By Order of the Board of Directors

/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D.
Chairman and Chief Executive Officer

February 24, 2026

New York, New York

ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PAVMED INC.

Pursuant to Section 242 of the

General Corporation Law of Delaware

The undersigned Chairman and Chief Executive Officer of PAVmed Inc. (the “Corporation”) does hereby certify:

FIRST: The name of the Corporation is PAVmed Inc.

SECOND: The Certificate of Incorporation of the Corporation is hereby amended by deleting Article SIXTH in its entirety and by substituting the following new Article SIXTH in lieu thereof:

“SIXTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect a Class C director for a term expiring at the Corporation’s third annual meeting of Stockholders. The Class C director shall then appoint additional Class A, Class B and Class C directors, as necessary. The directors in Class A shall be elected for a term expiring at the first annual meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second annual meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third annual meeting of Stockholders. Commencing at the first annual meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as otherwise provided in any Preferred Stock Designation, the entire Board of Directors or any individual director may be removed from office with or without cause by a vote of the holders of a majority of the outstanding shares then entitled to vote at an election of directors. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.”

THIRD: The foregoing amendment to the Corporation’s certificate of incorporation was duly adopted in accordance with the provisions of Sections 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has signed this certificate of amendment on this [●] day of [●], 202[●].

[●]
Lishan Aklog, M.D.
Chairman and Chief Executive Officer

ANNEX B

PAVmed Inc.

Seventh Amended and Restated 2014 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the PAVmed Inc. 2014 Long-Term Incentive Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) ”Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e)  “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(f)  “Company” means PAVmed Inc., a corporation organized under the laws of the State of Delaware.

(g)  “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h)  “Effective Date” means the date determined pursuant to Section 11.1.

(i)  “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”) or is traded on the OTC Bulletin Board (“OTC”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange, Nasdaq or OTC, as the case may be; (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) above, such price as the Committee shall determine, in good faith.

(j)  “Holder” means a person who has received an award under the Plan.

(k)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l)  “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) ”Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n)  “Other Stock-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o)  “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p)  “Plan” means the PAVmed Inc. Sixth Amended and Restated 2014 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(q)  “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(r)  “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(s)  ”SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(t)  “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(u)  “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(v)  “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(w)  “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

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Section 2. Administration.

2.1. Committee Membership.  The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one non-employee director, in any one calendar year, awards for more than 10% of the total number of Shares (as defined below) issued and available for issuance under the Plan, in the aggregate.

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2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 1,713,517 shares (“Shares”), subject to adjustment pursuant to Section 3.3 and the annual increase set forth in this Section 3.1. The Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. In addition, and notwithstanding the limit in the first sentence of this Section 3.1, the total number of Shares reserved and available for issuance under the Plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the total number of Shares for such year or that the increase in the total number of Shares for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

3.2 Section 422 Limit.  Any annual increases to the number of Shares reserved and available for issuance under the Plan pursuant to Section 3.1 will not apply to Shares to be issued under Incentive Stock Options. No more than 1,713,517 Shares (subject to adjustment pursuant to Section 3.3) may be issued under the Plan upon the exercise of Incentive Stock Options.

3.2 Reversion of Shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

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3.3. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price), in the aggregate number of shares reserved for issuance under the Plan, or in the aggregate number of shares that may be issued pursuant to Incentive Stock Options under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

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(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

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(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

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(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise.  Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise.  Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

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Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

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Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions.  If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

9.2. Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

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12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

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12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including Nasdaq.

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204072 Pavmed Inc Proxy Card Rev2 - Front

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.** 2026

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# PAVMED INC.

**Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 26, 2026.**

**INTERNET – www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**Vote at the Meeting –**
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**MAIL –** Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.**

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**PROXY**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.**

Please mark your votes like this **X**

CONTROL NUMBER

**Signature**________________ **Signature, if held jointly**________________ **Date**________**2026.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

204072 Pavmed Inc Proxy Card Rev2 - Back

2026

## Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders

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**PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# PAVMED INC.

The undersigned appoints Lishan Aklog, M.D. and Dennis McGrath, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of capital stock of PAVMED INC. held of record by the undersigned at the close of business on February 13, 2026 at the Special Meeting of Stockholders of PAVMED INC. to be held on March 27, 2026, or at any adjournment thereof.

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.**

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